UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2012

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amendment and Restatement of 2008 Stock Incentive Plan

On June 19, 2012, at the 2012 Annual Meeting of Stockholders (the “2012 Annual Meeting”) of PowerSecure International, Inc., a Delaware corporation (the “Company”), the stockholders of the Company adopted and approved an amendment and restatement of the Company’s 2008 Stock Incentive Plan (the “2008 Stock Plan”), including an amendment to increase the number of shares of Common Stock, par value $.01 per share (“Common Stock”), of the Company authorized for issuance thereunder by 1,400,000 million shares to a total of 2,000,000 million shares.

A summary description of the 2008 Stock Plan, as amended and restated, was included in the Company’s definitive Proxy Statement for the 2012 Annual Meeting, which was filed with the Securities and Exchange Commission on April 27, 2012 (the “2012 Proxy Statement”). The description of the 2008 Stock Plan, as amended and restated, does not purport to be complete and is qualified in its entirety by reference to the full text of the 2008 Stock Plan, as amended and restated, which was filed as Appendix A to the 2012 Proxy Statement and is incorporated herein by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment to Second Restated Certificate of Incorporation

On June 19, 2012, at the 2012 Annual Meeting, the stockholders of the Company adopted and approved an amendment to the Company’s Second Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company by 25,000,000 shares to a total of 50,000,000 shares. The Company effected the increase in the number of authorized shares of the Company’s Common Stock by filing a Certificate of Amendment to the Company’s Second Restated Certificate of Incorporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware on June 19, 2012, and the amendment was effective as of such date.

A summary description of the amendment to the Company’s Second Restated Certificate of Incorporation was included in the Company’s 2012 Proxy Statement. The description of the amendment to the Company’s Second Restated Certificate of Incorporation is qualified in its entirety by reference to the full text of the Certificate of Amendment, which is Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

2012 Annual Meeting of Stockholders

On June 19, 2012, the Company held its 2012 Annual Meeting. A total of 18,852,131 shares of Common Stock were issued and outstanding on April 23, 2012, the record date for the 2012 Annual Meeting, and were entitled to vote thereat, of which 15,525,586 shares were present, in person or by proxy, thus constituting a quorum at the 2012 Annual Meeting.

Set forth below are the voting results on each of the five proposals submitted to and voted upon by the stockholders at the 2012 Annual Meeting, which proposals are described in the 2012 Proxy Statement:

Proposal 1: Election of Directors

The following nominees were elected as directors, each to serve for the term specified below and until his successor is duly elected and qualified, by the vote set forth below:

	For	Withheld	Broker Non-Votes
Class I (Term Expires 2013):

Anthony D. Pell	9,670,191	1,001,541	4,853,854

Class III (Term Expires 2015):

Thomas J. Madden III	9,796,278	875,454	4,853,854

W. Kent Geer	9,869,079	802,653	4,853,854

Proposal 2: Amendment and Restatement of 2008 Stock Incentive Plan

The amendment and restatement of the Company’s 2008 Stock Incentive Plan, including an amendment to increase the number of shares of Common Stock authorized for issuance thereunder by 1,400,000 million shares to a total of 2,000,000 million shares, was approved, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
7,577,509	3,062,648	31,575	4,853,854

Proposal 3: Amendment to Second Restatement Certificate of Incorporation

The amendment to the Company’s Second Restated Certificate of Incorporation to increase the number of shares of Common Stock authorized for issuance by the Company by 25,000,000 shares to a total of 50,000,000 shares, was adopted and approved, by the vote set forth below:

For	Against	Abstain
11,054,555	4,413,932	57,099

Proposal 4: Approval of Compensation of Named Executive Officers

The compensation of the Company’s named executive officers was approved, on an advisory, non-binding basis, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
7,567,490	3,001,554	102,688	4,853,854

Proposal 5: Ratification of Auditors

The appointment by the Audit Committee of Hein & Associates LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012 was ratified, by the vote set forth below:

For	Against	Abstain
14,671,406	824,809	29,371

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

3.1	Certificate of Amendment to the Second Restated Certificate of Incorporation of PowerSecure International, Inc., filed with the Secretary of State of the State of Delaware on June 19, 2012. (Incorporated by reference to Exhibit 4.4 to the Registrant’s Registration Statement on Form S-8, Registration No. 333-182214.)

10.1	PowerSecure International, Inc. 2008 Stock Incentive Plan, as amended and restated effective June 19, 2012. (Incorporated by reference to Appendix A to the Registrant’s Proxy Statement filed on April 27, 2012.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Christopher T. Hutter
Christopher T. Hutter Executive Vice President and Chief Financial Officer

Dated: June 19, 2012

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